Exhibit 10.6
AMENDMENT NO. 1 TO LOAN ORIGINATION AGREEMENT

THIS AMENDMENT NO. 1 TO LOAN ORIGINATION AGREEMENT (this
“Amendment”) is made as of June 30, 2020 (the “Effective Date”) by and between GreenSky, LLC, a Georgia limited liability company (“Servicer”), and BMO Harris Bank N.A., a national banking association (“Lender”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Origination Agreement (as defined herein).

WITNESSETH:

WHEREAS, Lender and Servicer have previously entered into that certain Loan Origination Agreement dated as of November 5, 2018 (collectively, the “Loan Origination Agreement”);

WHEREAS, Lender and Servicer desire to amend the Loan Origination Agreement as set forth herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Servicer hereby agree as follows:

1.The Loan Origination Agreement is hereby amended as follows:

a. Schedule H attached to the Loan Origination Agreement is hereby deleted in its entirety and Schedule H attached to this Amendment is substituted in lieu thereof.

2.Except as expressly amended hereby, the Loan Origination Agreement shall remain in full force and effect.

3.This Amendment may be executed and delivered by Lender and Servicer in facsimile or PDF format and in any number of separate counterparts, all of which, when delivered, shall together constitute one and the same document.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SERVICER:

GREENSKY, LLC

By: /s/ Timothy D. Kaliban
Name: Timothy D. Kaliban
Title: President

LENDER:

BMO HARRIS BANK N.A.

By: /s/ Mark Shulman
Name: Mark Shulman
Title: Head, Consumer Lending

Schedule H Servicer Reports